EXHIBIT 99.1

COMPLAINT BY NATURE CONSULTING LLC AGAINST

OR-EL BEN SIMON, ET AL.

IN THE UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

CASE NO.: 0:21cv62137

NATURE CONSULTING, LLC, a Florida limited liability company,

Plaintiff,

v.

OR-EL BEN SIMON, individually, ADAM LEVY, individually, SOLANGE BARUK, individually, DVP DISTRO, LLC, a Florida limited liability company, CUSTOM GRAPHICS 2011, INC., a Florida corporation, BESO GROUP, LLLC, a Florida limited liability company, and, TOPS CONSULTING, LLC, a Florida limited liability company,

Defendants.

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COMPLAINT

Plaintiff, NATURE CONSULTING, LLC (“Nature” or “Plaintiff”), a Florida limited liability company, by and through its undersigned counsel, hereby sues Defendants, OR-EL BEN SIMON (“Ben Simon”), ADAM LEVY (“Levy”), SOLANGE BARUK (“Baruk”), DVP DISTRO, LLC, a Florida limited liability company (“DVP”), CUSTOM GRAPHICS 2011, INC., a Florida corporation (“Custom”), BESO GROUP, LLLC, a Florida limited liability company (“Beso”), and TOPS CONSULTING, LLC, a Florida limited liability company (“Tops”), and states the following:

Nature of the Action

1.                 Nature is a wholly owned subsidiary of Thunder Energies Corp (Symbol: TNRG), a publicly traded company. Nature, which does business as “The Hemp Plug,” is engaged in the business of the sale of CBD products and carries one of the larges inventory of products in the industry. Ben Simon and those in active consort with him have effectively hijacked Nature’s assets under the threat of force and physical violence. Moreover, they have systematically divested Nature of its assets, moved into its physical location without reason, and have otherwise converted its assets. Through this action, Nature seeks injunctive relief against all Defendants, and the award of damages for their violations of 18 U.S.C. §2510, et seq., 18 U.S.C. §2701, et seq., 18 U.S.C. §1030, et seq., and 18 U.S.C. §1832, et seq., as well as for conversion of its assets, civil conspiracy, breaches of fiduciary duty, tortious interference with prospective economic opportunities, theft of trade secrets, and overall disruption of Nature’s business.

Parties

2.                 Plaintiff, Nature Consulting, LLC, is a limited liability company organized and existing under the laws of the State of Florida.

3.                 Defendant, Or-El Ben Simon, is over the age of eighteen years old and is a resident of Broward County, Florida.

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4.                Defendant, Adam Levy, is over the age of eighteen years old and is a resident of Broward County, Florida.

5.                Defendant, Solange Baruk, is over the age of eighteen years old and a resident of Broward County, Florida. Upon information and belief, Baruk is a citizen of Canada and permitted to be present in the United States subject to a student or other type of visa.

6.                Defendant, DVP Distro, LLC, is a limited liability company organized and existing under the laws of the State of Florida, with its principal place of business located at 3389 Sheridan Street, Suite 249, Hollywood, Florida 33021.

7.                Defendant, Custom Graphics, 2011, Inc., is a corporation organized and existing under the laws of the State of Florida, with its principal place of business located at 4220 Casper Court, Hollywood Florida 33021.

8.                Defendant, Beso Group, LLLC, is a limited liability company organized and existing under the laws of the State of Florida with its principal place of business located at 4220 Casper Court, Hollywood, Florida 33021.

9.                Defendant, Tops Consulting, LLC, is an inactive limited liability organized and once existing under the laws of the State of Florida with its principal place of business located at 4220 Casper Court, Hollywood, Florida 33021.

10.              Defendants DVP, Custom, Beso and Tops are sometime collectively referred to herein as the “Ben Simon Companies.”

Jurisdiction and Venue

11.              Jurisdiction is proper in this Court under 28 U.S.C. §1331 because this action arises under the laws of the United States, and specifically, 18 U.S.C. §2510, et seq., 18 U.S.C. §2701, et seq., 18 U.S.C. §1030, et seq., and 18 U.S.C. §1832, et seq.. Jurisdiction over the state law claims in this action is proper in this Court under 28 U.S.C. §1367 inasmuch as they form part of the same case and controversy.

12.              Ben Simon, Levy and Baruk are subject to this Court’s personal jurisdiction inasmuch as they are residents of Broward County, Florida.

13.              DVP is subject to this Court’s jurisdiction inasmuch as it is organized and existing under the laws of the State of Florida.

14.              Custom is subject to this Court’s jurisdiction inasmuch as it is organized and existing under the laws of the State of Florida.

15.              Beso is subject to this Court’s jurisdiction inasmuch as it is organized and existing under the laws of the State of Florida.

16.              Tops is subject to this Court’s jurisdiction inasmuch as it is organized and was once existing under the laws of the State of Florida.

17.              Venue is proper because the conduct alleged herein occurred in Broward County, Florida and all Defendants are residents of Broward County, Florida.

General Allegations

18.              Plaintiff, Nature, is a wholly owned subsidiary of a publicly traded company (Symbol: TNRG) that is focused on building successful turnkey CBD and hemp extract businesses along the requisite supply chain. While building its own brand, it has assisted others in creating over 500 brands. Nature also does business as “The Hemp Plug.”

19.              Nature’s mission is to build companies that become leading seed-to-sale manufacturers and suppliers of high-quality CBD products in the industry.

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20.              Nature is comprised of approximately 35 employees.

21.              Over the past couple of years, Nature has doubled its business and generated millions of dollars in sales.

22.              Until recently, Levy was the Chief Executive Officer (“CEO”) of Nature.

23.              Currently, Baruk is the bookkeeper of Nature.

24.              Nature’s Chairman is Yogev Shvo (“Shvo”). Shvo is also TNRG’s majority shareholder and the manager of Nature.

25.              At one point in time, Ben Simon was a member of Nature, however, in March of 2020, Shvo purchased Ben Simon’s ownership interest in Nature.

26.              From that time until August of 2021, Shvo continued to expand Nature’s business and maintain its profitability and therefore, the overall profitability of TNRG.

27.              On or around August 8, 2021, Shvo traveled to see family in Israel.

28.              On August 25, 2021, Levy contacted Shvo and informed him of his resignation from Nature.

29.              While Shvo was in Israel, on or around August 28, 2021 he began receiving reports of what can only be described as the outright theft of Nature by Ben Simon.

30.              On or around that same day Shvo began receiving menacing and threatening text messages from an unhinged Ben Simon.

31.              Shvo later found out that on or around August 26, 2021, Ben Simon forcibly entered Nature’s headquarters with approximately six bodyguards, some or all of which were, upon information and belief, armed with firearms and/or other weapons which could do great bodily harm to others.

32.              Nature’s employees were told by Ben Simon that he was taking over, that he was now the boss, and that Nature’s business was no more. Ben Simon also told Nature’s employees that whoever chose to speak with Shvo would be immediately fired.

33.              While some employees objected, Baruk and Levy (who had recently resigned) cooperated with and assisted Ben Simon in his forceful takeover.

34.              Upon information and belief, Baruk quickly began changing passwords of Nature’s email, utility and other database accounts so that Ben Simon and his entities, Beso and Tops, could assume control. Also, upon information and belief, Baruk began forging Shvo’s signature on company checks.

35.              During this time, Defendants also assumed control of all computers belonging to Nature – including its Office365 access and database registered to Nature and using the domains of “@thpcbd.com,” “@thehemplug.com,” and “@natureconsulting.com.”

36.              Additionally, Defendants looted and destroyed the premises leased by Nature, as follows:

a.	Defendants commandeered all inventory belonging to Nature and refused to distribute to clients;

b.	Defendants commandeered a forklift belonging to Nature;

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c.	Defendants have taken possession of all of Nature’s furniture, computers, printers, packaging, machineries, office supplies, phone systems, televisions, security cameras and other electronics;

d.	Defendants have discarded in a large trash container Nature’s merchandise, customer labels, catalogues, business cards, desks, office decorations and other inventory;

e.	Defendants destroyed Nature’s property by stripping its headquarters of all aesthetic enhancements and signage;

f.	Defendants assumed control of all e-mail accounts belonging to Nature and have intercepted Nature’s communications sent to the domain “@thpcbd.com,” “@thehemplug.com,” and “@natureconsulting.com”; and,

g.	Defendants have terminated Nature’s contracts with other vendors – to do this, they have used the commandeered “@thpcbd.com,” “@thehemplug.com,” and “@natureconsulting.com” email addresses.

37.              When Shvo returned from Israel, he witnessed first-hand the physical destruction caused by Defendants.

38.              Furthermore, Defendants’ conduct have impeded the fulfillment of orders already paid for by Nature’s clients.

39.              This has caused Nature’s clients to threaten Nature with suit and to otherwise end their business relationships with Nature due to Nature’s failure to satisfy orders.

40.              Even if Nature wanted to operate, due to the unlawful interception of its communications with clients and vendors, it would be impossible.

41.              Ben Simon could not have accomplished this takeover of a publicly traded company without the cooperation and assistance of his co-conspirators, Levy and Baruk.

42.              Also, now that Defendants have locked Nature out of its office software systems and e-mails, they have used same for the business of the Ben Simon Companies and for their own benefit, much to the detriment of Nature and its parent company.

43.              Employees of Nature under Ben Simon’s control are now answering the telephones as any one of the Ben Simon Companies, and are sending emails under the guise of any one of the Ben Simon Companies.

44.              Ben Simon operates his main entity, DVP, as a producer, manufacturer and distributor of smoking vaporizers, vape-pens, liquids to be used in connection with “vaping.”

45.              In taking control of Nature and its property, Ben Simon has also hijacked and stolen various trade secrets belonging to Nature, including without limitation, recipes and formulas for liquids to be used in connection with smoking through vaporizer devices, client lists, distribution lists, vendor sales information, and other client sales information.

46.              The possession of this information is highly beneficial to the business of at least DVP and perhaps the other Ben Simon companies, much to the detriment of Nature.

47.              All conditions precedent to this action have been waived or otherwise satisfied.

48.              Nature has been required to retain undersigned counsel and has agreed to pay its reasonable attorney’s fees.

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COUNT I - VIOLATION OF ELECTRONIC

COMMUNICATIONS PRIVACY ACT, 18 U.S.C. §2511

Plaintiff, Nature, hereby sues all Defendants for their violations of the Electronic Communications Privacy Act, 18 U.S.C. §2511, et seq. (the “ECPA”), and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

49.              This is an act seeking the award of damages and injunctive relief for Defendant’s ongoing violations of the ECPA.

50.              When Defendants forcibly took control of Nature’s computers, software and email accounts, they specifically locked out Shvo so that he could not operate Nature’s business or communicate with its customers.

51.              In doing so, Defendants intentionally intercepted both wire and electronic communications belonging to Nature.

52.              Specifically, Defendants have intercepted Nature’s emails and telephone communications, and continue to do so on a daily basis.

53.              This use, pursuant to 18 U.S.C. §2511, took place (and is still taking place) on the premises of Nature’s business and commercial establishment.

54.              Nature’s establishment and operations affect interstate or foreign commerce.

55.              Moreover, Defendants have intentionally used the contents of wire or electronic communications belonging to Nature, knowing or having reason to know that the information was obtained through the interception of a wire or electronic communication.

56.              All of Defendants’ actions were done so for purposes of a commercial advantage, malicious destruction and damage, and private commercial gain in furtherance of the multiple tortious acts described herein.

57.              Nature has been damaged by Defendants’ actions alleged herein.

58.              Defendants’ actions alleged herein are the actual and proximate causes of Nature’s damages.

59.              Pursuant to 18 U.S.C. §2520, statutory and punitive damages, as well as injunctive relief are available as relief for a plaintiff who has been the victim of violations of the ECPA.

60.              Moreover, 18 U.S.C. §2520(b)(3) provides for the award of reasonable attorney’s fees and costs.

WHEREFORE, Plaintiff Nature, by and through undersigned counsel, requests:

A.	The entry of a temporary and permanent injunction, enjoining Defendants from the interception of Nature’s private communications, as well as the use of the contents of those communications;

B.	Judgment against Defendants for damages caused as a result of their violations of the ECPA;

C.	The award of Plaintiff’s reasonable attorney’s fees and costs; and,

D.	Such other and further relief as this Court deems just and proper.

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COUNT II – VIOLATION OF STORED COMMUNICATIONS ACT, 18 U.S.C. §2701

Plaintiff, Nature, hereby sues all Defendants for their violations of the Stored Communications Act, 18 U.S.C. §2511, et seq. (the “SCA”), and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

61.              This is an action against the Defendants for their violations of the SCA, seeking the award of damages and injunctive relief.

62.              Upon forcibly taking over the premises and electronic communications of Nature, Defendants DVP, Beso, Tops, Ben Simon and Levy intentionally accessed, and continue to access, without authorization Nature’s facility through which its electronic communications services are provided.

63.              In concert with the other Defendants, Defendant Baruk intentionally exceeded her authorization to access Nature’s stored communications and has since obtained, altered, and prevented authorized access to wires and electronic communications while in electronic storage.

64.              All of Defendants’ actions were done so for purposes of a commercial advantage, malicious destruction and damage, and private commercial gain in furtherance of the multiple tortious acts described herein.

65.              Nature has been damaged by Defendants’ actions alleged herein.

66.              Defendants’ actions alleged herein are the actual and proximate causes of Nature’s damages.

67.              Pursuant to 18 U.S.C. §2707, statutory and punitive damages, as well as injunctive relief are available as relief for a plaintiff who has been the victim of violations of the SCA.

68.              Moreover, 18 U.S.C. §2707(b)(3) provides for the award of reasonable attorney’s fees and costs.

WHEREFORE, Plaintiff Nature, by and through undersigned counsel, requests:

A.	The entry of a temporary and permanent injunction, enjoining Defendants from the accessing Nature’s private communications, wires and electronics, as well as the use of the contents of those communications;

B.	Judgment against Defendants for damages caused as a result of their violations of the SCA;

C.	The award of Plaintiff’s reasonable attorney’s fees and costs; and,

D.	Such other and further relief as this Court deems just and proper.

COUNT III – VIOLATION OF COMPUTER FRAUD AND ABUSE ACT, 18 U.S.C. §1030

Plaintiff, Nature, hereby sues all Defendants for their violations of the Computer Fraud and Abuse Act, 18 U.S.C. §1030, et seq. (the “CFAA”), and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

69.              This is an action against the Defendants for their violations of the CFAA, seeking the award of damages and injunctive relief.

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70.              Typically, this statute and cause of action is used to prosecute hackers who unlawfully and without authorization, or in excess of their authorized access, obtain information from a computer used or affecting interstate or foreign commerce or communication.

71.              Defendants Ben Simon and those in active consort with him instead, brazenly and forcefully entered Nature’s premises and took control of computers by requiring employees to turn over passwords to Nature’s protected computer information.

72.              Much like hackers, Ben Simon and Levy were not authorized to do so.

73.              Nonetheless, Defendants DVP, Custom, Beso, Tops, Ben Simon and Levy intentionally accessed one or more computers, as defined by 18 U.S.C. §1030(e)(1), without authorization, and thereby obtained information from a computer used in or affecting interstate or foreign commerce or communication.

74.              Defendant Baruk, despite being employed by Nature at that time, intentionally accessed one or more of Nature’s computers in excess of her authorized access and in the pursuit of aiding the other Defendants, and thereby obtained information from a computer used in or affecting interstate or foreign commerce or communication.

75.              All Defendants knowingly accessed one or more of the protected computers without authorization, or exceeded their authorized access, and by means of such conduct furthered the intended fraud and obtained information having value.

76.              All of Defendants’ actions were done so for purposes of a commercial advantage, malicious destruction and damage, and private commercial gain in furtherance of the multiple tortious acts described herein.

77.              Nature has been damaged by Defendants’ actions alleged herein.

78.              Defendants’ actions alleged herein are the actual and proximate causes of Nature’s damages.

79.              Nature has suffered damage or loss by reason of the Defendants’ violation of the CFAA, and pursuant to 18 U.S.C. §1030(g), may maintain a civil cause of action against Defendants.

80.              Moreover, 18 U.S.C. §1030(g) provides for the award of reasonable attorney’s fees and costs.

WHEREFORE, Plaintiff Nature, by and through undersigned counsel, requests:

A.	The entry of a temporary and permanent injunction, enjoining Defendants from accessing Nature’s protected computers and returning or destroying all information acquired through such access;

B.	Judgment against Defendants for damages caused as a result of their violations of the CFAA;

C.	The award of Plaintiff’s reasonable attorney’s fees and costs; and,

D.	Such other and further relief as this Court deems just and proper.

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COUNT IV – CONVERSION (Against Ben Simon, DVP, Custom, Beso and Tops)

Plaintiff, Nature, hereby sues Defendants Ben Simon, Beso, and Topsfor damages experienced as a result of their conversion, and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

81.              When Ben Simon, DVP, Custom, Beso and Tops took control of Nature’s premises, they wrongfully took possession of Nature’s inventory, computers, supplies, warehouse contents, forklift, other assets, marketing content, formulation secrets, customer information, and all other sensitive information and company related data.

82.              In doing so, Ben Simon, DVP, Custom, Beso and Tops wrongfully deprived Nature of its property.

83.              Ben Simon, DVP, Custom, Beso and Tops did not have any lawful right to retain, attempt to retain, endeavor to use or use the aforementioned inventory, computers, supplies, warehouse contents, forklift, other assets, marketing content, formulation secrets, customer information, and all other sensitive information and company related data.

84.              Based on Ben Simon, DVP, Custom, Beso and Tops’s wrongful actions alleged herein, Nature has been damaged.

85.              Ben Simon, DVP, Custom, Beso and Tops’s actions are the proximate and actual causes of the damages experienced by Nature.

WHEREFORE, Plaintiff Nature, demands damages against Ben Simon, DVP, Custom, Beso and Tops for their conversion of its property, and the granting of such other and further relief as this Court deems just and proper.

COUNT V – TORTIOUS INTERFERENCE WITH

PROSPECTIVE ECONOMIC OPPORTUNITIES

Plaintiff, Nature, hereby sues Defendants for damages experienced as a result of their tortious interference with prospective economic opportunities, and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

86.              Prior to Ben Simon’s forcible and hostile takeover of Nature’s premises and business, Nature had various business relationships and prospective economic opportunities and advantages with its vendors and customers.

87.              Defendants Ben Simon, DVP, Custom, Beso and Tops had knowledge of Nature’s business and prospective economic opportunities and advantages prior to and upon entry into Nature’s premises and stored communications.

88.              Defendant Levy had knowledge of Nature’s business and prospective economic opportunities and advantages relationships as the recent CEO of Nature.

89.              Defendant Baruk had knowledge of Nature’s business and prospective economic opportunities and advantages relationships as the bookkeeper for Nature.

90.              All Defendants have since intentionally and unjustifiably interfered with the business and prospective economic opportunities and advantages of Nature by preventing Nature from satisfying existing contracts, and preventing Nature from communicating with existing business relationships as well as fulfilling existing orders.

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91.              As a result of the interference, Nature has been damaged.

92.              Defendants’ actions are the actual and proximate cause of Nature’s damages.

WHEREFORE, Plaintiff Nature, demands judgment against Defendants, and the granting of such other and further relief as this Court deems just and proper.

COUNT VI – BREACH OF FIDUCIARY DUTY OF LOYALTY (Against Baruk)

Plaintiff, Nature, hereby sues Defendant Baruk for damages experienced as a result of her breach of fiduciary duty, and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

93.              Until his resignation at or the time Ben Simon engaged in the hijacking of Nature, Baruk was the bookkeeper of Nature.

94.              As a result of her position, Nature reposed trust and confidence in Baruk as the safe-keeper of its most trusted and protected information.

95.              Accordingly, Baruk owed fiduciary duties of care and loyalty to Nature.

96.              As described above, Baruk instead chose to aid Ben Simon in the hostile takeover of Nature.

97.              This included, without limitation, providing access to stored communications and confidential information belonging to Nature.

98.              Baruk also forged Nature’s checks, initiated Nature’s wires without permission or authorization, and interfered with Nature’s credit cards and payrolls.

99.              In doing so, Baruk breached her fiduciary duties of care and loyalty to Nature, thereby damaging Nature.

100.          Baruk’s actions are the proximate and actual causes of Nature’s damages.

WHEREFORE, Plaintiff Nature, demands judgment against Defendant Baruk, and the granting of such other and further relief as this Court deems just and proper.

COUNT VII – CIVIL CONSPIRACY (Against Ben Simon, Levy and Baruk)

Plaintiff, Nature, hereby sues Defendants Ben Simon, Levy and Baruk for damages experienced as a result of their civil conspiracy, and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

101.          Ben Simon, Levy and Baruk entered into a conspiracy to unlawfully deprive Nature of is property, interfere with its communications, and access and utilize its stored communications.

102.          Ben Simon, Levy and Baruk did in fact unlawfully deprive Nature of its property, interfere with its communications, and access and utilize its stored communications.

103.          Ben Simon took many overt acts in pursuance of this conspiracy, including without limitation, forcibly taking over the premises, inventory and property of Nature.

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104.          Levy provided access to protected information and systems belonging to Nature.

105.          Baruk also provided access to protected information and systems belonging to Nature.

106.          As a result of Defendants Ben Simon, Levy and Baruk, Nature has been damaged.

107.          Defendants Ben Simon, Levy and Baruk’s actions are the proximate and actual causes of Nature’s damages.

WHEREFORE, Plaintiff Nature, hereby demands judgment against Defendants Ben Simon, Levy and Baruk, and the granting of such other and further relief as this Court deems just and proper.

COUNT VIII – VIOLATION OF DEFEND TRADE SECRETS ACT

THEFT OF TRADE SECRETS 18 U.S.C. §1832 (Against all Defendants)

Plaintiff, Nature, hereby sues Defendants for damages experienced as a result of their violations of the Defend Trade Secrets Act, 18 U.S.C. §1832, et seq. (“DTSA”), and reallege and reincorporate the allegations raised in paragraphs 1 – 48 above, as if fully restated herein:

108.          Following Ben Simon’s forcible takeover of Nature’s premises and property, he and the Defendants took possession and control over Nature’s property and computer systems.

109.          At this time, they changed many passwords so that Nature’s principal could not access same.

110.          This includes, without limitation, Nature’s client relationship management database and software containing the most sensitive client information, Nature’s Quickbooks, as well as its manufacturing and accounting software that has order information and data (collectively, the “Protected Trade Secrets”).

111.          Nature password protects all aforementioned data and databases and keeps it in locked computers.

112.          Defendants have, with intent to convert Nature’s Protected Trade Secrets, which are related to Nature’s products and services used in or intended for use in interstate or foreign commerce, to the economic benefit of anyone other than Nature, and intending or knowing that the office will injure Nature, knowingly stolen without authorization, taken, carried away, and/or concealed Nature’s Protected Trade Secrets.

113.          The theft of the Protected Trade Secrets has damaged Nature.

114.          Defendants theft of the Protected Trade Secrets are the actual and proximate cause of Nature’s damages.

WHEREFORE, Plaintiff Nature, by and through undersigned counsel, requests:

A.	The entry of a temporary and permanent injunction, enjoining Defendants from accessing Nature’s Protected Trade Secrets;

B.	Judgment against Defendants for damages caused as a result of their violations of the DTSA;

C.	The award of Plaintiff’s reasonable attorney’s fees and costs; and,

D.	Such other and further relief as this Court deems just and proper.

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JURY TRIAL DEMAND

Plaintiffs demand trial by jury on all issues so triable.

Dated this 14th day of October, 2021.

WEISS SEROTA HELFMAN

COLE & BIERMAN, P.L.

Attorneys for the Plaintiff

1200 N. Federal Hwy., Ste. 312

Boca Raton, Florida 33432

Phone: (561) 835-2111

By: /s/ Howard D. DuBosar

Howard D. DuBosar; Fla Bar No. 729108

HDuBosar@wsh-law.com

KDoyle@wsh-law.com

Harrison R. DuBosar; Fla Bar No. 1002241

HRDuBosar@wsh-law.com

TNovak@wsh-law.com

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